Drefus Connecticut Intermediate Municipal Bond Fund

Annual Report

March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the funds investments and its share price.

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on Dreyfus Connecticut Intermediate Municipal Bond Fund for the 12-month period ended March 31, 1999. Your fund produced a total return, including share price changes and dividend income generated, of 4.96%,* and a tax-free distribution rate per share of 4.13%.**

Economic Review

   The economy in the period ended March 31, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and multiple rounds of central bank easing, which lowered interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of the continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase of these crises occurred when Asian currencies dropped and short-term interest rates rose there as well. Then Latin America began to weaken, particularly Brazil. Tentative signs of a bottoming in Asia had emerged by the end of your funds fiscal period;
however, Brazil had not yet turned the corner.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began the last year at a modest pace and showed signs of stagnation in early 1999. Even so, the new European central bank postponed the reduction in interest rates at the beginning of 1999, probably because of a desire to build anti-inflationary credibility. The bank finally eased in April of this year.

   The U.S. economy proved to be a superperformer during the period, growing at an above-trend rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the federal funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to a financial crisis linked to the Russian default and the financial problems of a major hedge fund. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, those rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

Market Environment

   Moderating economic growth in the U.S., a negligible rate of inflation, and relatively low interest rates continue to foster a positive atmosphere for municipal bonds. As measured by commonly accepted indexes, municipal bond yields have moved very little over the last six-month period, compared to yields of U.S. Treasury bonds. Treasuries, of course, were affected uniquely because of the safe haven they provided during the economic and currency collapses of several foreign countries; lately there has been some liquidation of Treasuries as recovery in several foreign nations began, thus their price movements have been more volatile.

   Municipal yields continue to be historically generous vis--vis Treasury bond yields, and that lends support to current price levels. Presently, municipal bonds with maturities of 20 years and longer provide federally tax-free yields that exceed 90% of the taxable yields provided by Treasury bonds with comparable maturities. Also helping to firm up price levels of municipal bonds is a shortage of supply in the new-issue market. So far in 1999, newly marketed issues amount to just 77% of 1998s volume. Some reduction in 1999 is expected when compared to 1998, when a number of refundings helped to swell that years total issuance to $284 billion, but at this time new issues are running somewhat behind expectations for 1999.

   Demand continues to be sparked by the after-tax benefits of municipal bond ownership, recognized mainly by individuals and crossover buyers, the latter being buyers who commonly operate in both taxable and tax-exempt markets, depending on yield ratios and after-tax benefits. Institutional demand is not especially strong right now, and that demand is very specific, centering on coupon, maturity and several technical features. With supply and demand well balanced, and no discernible indications of rising inflation and higher interest rates, it appears that the municipal environment will continue to be hospitable.

Portfolio Focus

   In the 12 months ended March 31, 1999, the Dreyfus Connecticut Intermediate Municipal Bond Fund assumed a relatively pragmatic approach with the portfolio. During the period, the fund focused on maintaining its average maturity at approximately eight years. By the end of the second fiscal quarter, it was apparent that the municipal market was operating within a narrow range. Attempting to predict the timing of the ebb and flow of these market changes would be difficult at best. We focused our efforts on buying discount bonds and also purchasing higher-coupon municipal securities. This approach allowed the fund to assume characteristics more in tune with the market environment.

   We will continue to manage the fund utilizing a conservative approach to balance these market factors, with an emphasis on providing income to our shareholders. The fund is currently well balanced across its coupon and maturity range and is positioned to continue to perform well in the current market environment. It is entirely possible that the market may again see periods of volatility, although at present, the bond market has had a positive tone marked by a reduced supply of new bond issuance. To this extent, the fund is benefiting from increased demand for Connecticut securities, which are sought by national funds, as well as other Connecticut bond funds.

   Our primary task will be to guide our fund management decisions to earn a high level of current income, to the extent it is consistent with the preservation of capital, while maintaining the funds high credit quality. Included in this report is a series of detailed statements outlining the funds holdings and financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the fund and The Dreyfus Corporation.

                                       Very truly yours,

                                       /s/Richard J. Moynihan

                                       Richard J. Moynihan
                                       Director, Municipal Portfolio Management
                                       The Dreyfus Corporation

April 19, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-Connecticut residents.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions. Some income may be subject to the federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus Connecticut Intermediate Municipal Bond Fund             March 31, 1999
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL
BOND INDEX

*Source: Lehman Brothers

Average Annual Total Returns
-------------------------------------------------------------------------------
   One Year Ended     Five Years Ended     From Inception (6/26/92)
   March 31, 1999      March 31, 1999         to March 31, 1999
   --------------     ----------------     ------------------------
        4.96%              6.13%                    6.27%

   Past performance is not predictive of future performance.

   The above graph compares a $10,000 investment made in Dreyfus Connecticut Intermediate Municipal Bond Fund on 6/26/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 6/30/92 is used as the beginning value on 6/26/92. All dividends and capital gain distributions are reinvested.

   The Fund invests primarily in Connecticut municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. The Lehman Brothers 10-Year Municipal Bond Index is not limited to investments principally in Connecticut municipal obligations and does not take into account charges, fees and other expenses. The Lehman Brothers 10-Year Municipal Bond Index, unlike the Fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. These factors, coupled with the potentially longer maturity of the Index, can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments                                         March 31, 1999

                                                                                      Principal
Long-Term Municipal Investments--97.6%                                                  Amount            Value
-------------------------------------------------------------------------------   --------------     --------------
Connecticut--84.1%
Ansonia, 5%, 10/15/2013 (Insured; FGIC)........................................        1,015,000    $    1,042,314
Bridgeport, Refunding 6%, 9/1/2006 (Insured; AMBAC)............................        1,750,000         1,961,312
Chesire 5.10%, 8/15/2006.......................................................          530,000           560,634
Columbia:
   5.20%, 6/15/2002............................................................          265,000           277,590
   5.30%, 6/15/2003............................................................          265,000           280,987
   5.40%, 6/15/2004............................................................          265,000           282,124
State of Connecticut:
   5.80%, 11/15/2002...........................................................        1,500,000         1,610,805
   5.125%, 8/15/2011...........................................................        1,000,000         1,051,600
   5.25%, 3/1/2012.............................................................        3,000,000         3,156,120
   5.25%, 12/15/2012...........................................................          500,000           529,805
   Clean Water Fund Revenue:
     5.40%, 4/1/2003...........................................................        1,000,000         1,062,860
     5.40%, 6/1/2007...........................................................        1,805,000         1,939,364
     5.125%, 7/1/2007 (Insured; MBIA) .........................................        2,000,000         2,112,920
     Refunding 5.75%, 12/1/2013................................................        1,000,000         1,080,350
   Refunding 5.25%, 3/15/2010..................................................        5,500,000         5,865,365
   Special Assessment Second Injury Fund Revenue
     5.20%, 1/1/2010 (Insured; AMBAC) .........................................        3,000,000         3,152,910
   Special Tax Obligation Revenue (Transportation Infrastructure):
     5.60%, 9/1/2002...........................................................        3,000,000         3,184,740
     Refunding:
       5.25%, 9/1/2007.........................................................        1,115,000         1,196,841
       5.25%, 9/1/2007 (Insured; MBIA) ........................................        1,360,000         1,462,816
Connecticut Health and Educational Facilities Authority, Revenue:
   (Connecticut State University System):
     5%, 11/1/2007 (Insured; MBIA) ...........................................        1,820,000          1,925,979
     5.125%, 11/1/2010 (Insured; MBIA) .......................................        1,145,000          1,199,181
   (Greenwich Hospital) 5.75%, 7/1/2006 (Insured; MBIA) ......................        1,000,000          1,101,520
   (Kent School) 5.10%, 7/1/2007 (Insured; MBIA) .............................          500,000            529,040
   Refunding (Yale New Haven Hospital) 5.50%, 7/1/2010........................        1,810,000          1,939,922
   (Stamford Hospital) 5.20%, 7/1/2007 (Insured; MBIA)........................        2,210,000          2,342,821
   (University of Hartford):
     6.25%, 7/1/2002..........................................................          700,000            734,440
     Refunding 6.20%, 7/1/2001 ...............................................          750,000            778,230
   (University of New Haven) 6%, 7/1/2006.....................................        1,000,000          1,046,180
Connecticut Higher Education Supplemental Loan Authority, Revenue
   (Family Education Loan Program):
     5.70%, 11/15/2004........................................................        1,280,000          1,367,270
     5.80%, 11/15/2005........................................................        1,730,000          1,810,566
     5.90%, 11/15/2006........................................................        1,825,000          1,920,247
     5.50%, 11/15/2008........................................................        1,665,000          1,713,135
     5.60%, 11/15/2009........................................................        1,765,000          1,821,180

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                   Principal
Long-Term Municipal Investments (continued)                                          Amount            Value
-------------------------------------------------------------------------------  --------------     --------------
Connecticut (continued)
Connecticut Housing Finance Authority
   (Housing Mortgage Finance Program):
     5.90%, 5/15/2006.........................................................       $  775,000      $     825,886
     5.65%, 11/15/2007........................................................        1,000,000          1,056,850
     5.50%, 11/15/2035........................................................        1,225,000          1,244,281
Connecticut Municipal Electric Energy Cooperative, Power Supply
   System Revenue, Refunding:
     5%, 1/1/2008 (Insured; MBIA).............................................        1,500,000          1,584,210
     5%, 1/1/2010 (Insured; MBIA).............................................        1,570,000          1,631,340
Connecticut Regional School District Number 5:
   5.25%, 1/15/2004 (Insured; MBIA)...........................................          400,000            425,244
   5.40%, 1/15/2005 (Insured; MBIA)...........................................          400,000            427,844
   5.50%, 1/15/2006 (Insured; MBIA)...........................................          400,000            427,540
Danbury:
   5.10%, 8/15/2003...........................................................          815,000            860,803
   5.25%, 8/15/2004...........................................................          815,000            870,876
Derby:
   5.40%, 5/15/2004 (Insured; AMBAC) .........................................          420,000            450,408
   5.50%, 5/15/2005 (Insured; AMBAC) .........................................          620,000            671,956
Eastern Connecticut Resources Recovery Authority, Solid Waste Revenue
   (Wheelabrator Lisbon Project) 5.25%, 1/1/2006..............................          820,000            846,183
East Hampton:
   5.25%, 7/15/2004 (Insured; FGIC) ..........................................          300,000            320,721
   5.40%, 7/15/2005 (Insured; FGIC) ..........................................          305,000            330,297
   5.50%, 7/15/2006 (Insured; FGIC) ..........................................          305,000            331,312
East Lyme:
   5.20%, 8/1/2003............................................................          425,000            450,198
   5.60%, 8/1/2009............................................................          415,000            438,564
Easton:
   5.05%, 6/1/2007............................................................          270,000            286,894
   5.15%, 6/1/2008............................................................          270,000            287,177
   5.25%, 6/1/2009............................................................          245,000            260,952
Guilford:
   5.25%, 1/15/2004...........................................................          300,000            319,338
   5.40%, 1/15/2005...........................................................          325,000            347,981
   5.50%, 1/15/2006...........................................................          325,000            347,734
   Refunding 5.50%, 10/15/2002................................................        1,000,000          1,061,730
Glastonbury:
   4.125%, 4/1/2009...........................................................          500,000            495,555
   4.25%, 4/1/2010............................................................          700,000            690,620
   4.50%, 4/1/2012............................................................          700,000            696,255
Hamden:
   5.25%, 10/1/2001...........................................................          445,000            464,082
   5.40%, 10/1/2003...........................................................          425,000            454,244

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                     Principal
Long-Term Municipal Investments (continued)                                            Amount            Value
-------------------------------------------------------------------------------   --------------     --------------
Connecticut (continued)
Hartford 5.30%, 10/1/2008 (Insured; FGIC) .....................................   $    1,000,000     $    1,075,200
Meriden 5.50%, 11/15/2001 (Insured; MBIA) .....................................        1,300,000          1,366,378
Middletown 5%, 4/15/2008.......................................................        1,760,000          1,861,570
New Britain:
   5.375%, 3/1/2003 (Insured; MBIA) ...........................................          750,000            794,130
   5.50%, 3/1/2004 (Insured; MBIA) ............................................        1,000,000          1,073,000
New Canaan:
   5.25%, 2/1/2009.............................................................          550,000            589,869
   5.30%, 2/1/2010.............................................................          650,000            699,043
New Fairfield 4.80%, 3/15/2003 (Insured; MBIA) ................................          550,000            571,962
New Haven:
   6.50%, 12/1/2002...........................................................         1,060,000          1,145,722
   6.50%, 12/1/2002 (Escrowed to Maturity) ...................................           350,000            383,985
   6.75%, 12/1/2005...........................................................           845,000            945,935
   Refunding:
        5.25%, 8/1/2006 (Insured; FGIC) ......................................         1,500,000          1,601,850
        4.75%, 9/1/2007(Insured; FGIC) .......................................         1,435,000          1,488,884
        5%, 8/1/2008 (Insured; FGIC) .........................................         2,185,000          2,282,473
New London:
   5.10%, 10/1/2002 (Insured; MBIA) ..........................................           300,000            314,523
   5.20%, 10/1/2003 (Insured; MBIA) ..........................................           575,000            605,694
New Milford:
   5.20%, 8/1/2003............................................................           550,000            582,384
   5.40%, 8/1/2006............................................................           380,000            411,871
   5.50%, 8/1/2007............................................................           425,000            464,576
North Haven 5%, 9/1/2013......................................................           850,000            871,837
Norwalk Maritime Center Authority, Revenue Refunding (Martime Center Project)
   5.50%, 2/1/2003............................................................           670,000            712,083
Norwich 5.75%, 9/15/2005......................................................           875,000            964,224
Redding:
   6.55%, 4/15/2008...........................................................           200,000            235,950
   6.60%, 4/15/2009...........................................................           200,000            238,116
South Central Connecticut Regional Water Authority, Water Systems Revenue:
   5.50%, 8/1/2003 (Insured; FGIC) ...........................................         2,000,000          2,142,400
   5.25%, 8/1/2011 (Insured; FGIC) ...........................................           890,000            936,244
Southington:
   5.40%, 9/15/2005 (Insured; MBIA) ..........................................           455,000            492,829
   5.50%, 9/15/2006 (Insured; MBIA) ..........................................           455,000            494,426
   5.60%, 9/15/2007 (Insured; MBIA) ..........................................           455,000            495,227

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                    Principal
Long-Term Municipal Investments (continued)                                           Amount            Value
-------------------------------------------------------------------------------   --------------     --------------
Connecticut (continued)
Stamford:
   6.625%, 3/15/2004...........................................................   $    1,620,000     $    1,824,525
   6.625%, 3/15/2004 (Escrowed to Maturity) ...................................        1,130,000          1,269,408
   7.75%, 1/15/2005............................................................        1,650,000          1,971,486
Stratford 5.625%, 11/1/2007 (Insured; FGIC) ...................................        2,490,000          2,652,722
University of Connecticut , College and University Revenue:
   4.75%, 2/1/2008 (Insured; FGIC) ............................................        3,000,000          3,114,960
   5%, 6/1/2010 (Insured; MBIA). ..............................................        2,620,000          2,743,847
Vernon:
   5.30%, 9/15/2004 (Insured; MBIA) ...........................................          360,000            385,916
   5.40%, 9/15/2005 (Insured; MBIA) ...........................................          360,000            387,500
   5.50%, 9/15/2006 (Insured; MBIA) ...........................................          360,000            387,176
Wallingford:
   5.40%, 6/15/2003...........................................................           400,000            426,156
   4.80%, 6/15/2009...........................................................         1,385,000          1,426,135
   Refunding 5.30%, 6/1/2004..................................................           500,000            534,250
Waterbury, Refunding:
   4.90%, 4/15/2002 (Insured; FGIC) ..........................................         1,650,000          1,702,321
   5%, 4/15/2003 (Insured; FGIC) .............................................         2,060,000          2,144,275
West Haven 4.10%, 2/1/2008 (Insured; AMBAC) ..................................           585,000            580,905
Westport:
   5.10%, 6/15/2003...........................................................           500,000            528,300
   5.20%, 6/15/2004...........................................................           500,000            533,605

U.S. Related--13.5%
Commonwealth of Puerto Rico:
   Public Improvement 5.25%, 7/1/2012.........................................         2,600,000          2,738,346
   Refunding 5.30%, 7/1/2004 (Insured; MBIA) .................................         1,000,000          1,069,500
Puerto Rico Electric and Power Authority, Power Revenue, Refunding
   6.125%, 7/1/2009 (Insured; MBIA) ..........................................         4,000,000          4,605,080
Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002..........................         3,900,000          4,105,764
Virgin Islands, Subordinate Tax (Insurance Claims Fund Program
   General Obligation Matching Fund) 5.65%, 10/1/2003.........................         2,545,000          2,651,788
Virgin Islands Public Finance Authority,
   Revenue Refunding Matching Fund Loan Notes:
     6.90%, 10/1/2001.........................................................         2,000,000          2,160,180
     5.50%, 10/1/2008. .......................................................         1,500,000          1,575,855
Virgin Islands Water and Power Authority, Water Systems Revenue
   7.20%, 1/1/2002............................................................           200,000            212,008
                                                                                                       ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $131,380,109)........................................................                         $138,522,636
                                                                                                       ------------
                                                                                                       ------------

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                      Principal
Short-Term Municipal Investments--1.7%                                                 Amount            Value
------------------------------------------------------------------------------    --------------     --------------
Connecticut:
Connecticut Health and Educational Facilities Authority, Revenue, VRDN
   (Yale University) 2.90% (a)................................................    $    1,000,000       $  1,000,000
Connecticut Housing Finance Authority, Refunding, VRDN
   (Housing Mortgage Finance Program) 2.80% (SBPA; Landesbank Hessen-Thurgen) (a)      1,500,000          1,500,000
                                                                                                       ------------

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $2,500,000)...........................................................                        $  2,500,000
                                                                                                       ------------
                                                                                                       ------------

TOTAL INVESTMENTS
   (cost $133,880,109).........................................................            99.3%       $141,022,636
                                                                                          ------       ------------
                                                                                          ------       ------------

CASH AND RECEIVABLES (NET).....................................................              .7%       $    938,576
                                                                                          ------       ------------
                                                                                          ------       ------------

NET ASSETS.....................................................................           100.0%       $141,961,212
                                                                                          ------       ------------
                                                                                          ------       ------------


Summary of Abbreviations
--------------------------------------------------------------------------------------------------------
AMBAC     American Municipal Bond Assurance Corporation         SBPA     Standby Bond Purchase Agreement
FGIC      Financial Guaranty Insurance Company                  VRDN     Variable Rate Demand Notes
MBIA      Municipal Bond Investors Assurance
            Insurance Corporation

Summary of Combined Ratings (Unaudited)
-------------------------------------------------------------------------------
Fitch     or     Moody's     or     Standard & Poor's     Percentage of Value
-----            -------            -----------------     -------------------
AAA              Aaa                AAA                          52.8%
AA               Aa                 AA                           25.0
A                A                  A                            12.5
BBB              Baa                BBB                           4.3
F1               MIG1               SP1                           1.8
Not Rated (b)    Not Rated (b)      Not Rated (b)                 3.6
                                                                ------
                                                                100.0%
                                                                ------
                                                                ------

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Securities payable on demand. Variable interest rate--subject to periodic change.
(b) Securities which, while not rated by Fitch, Moodys and Standard & Poors have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                                See notes to financial statements.

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                              March 31, 1999

                                                                                              Cost           Value
                                                                                          -------------   -------------
ASSETS:            Investments in securities--See Statement of Investments..... $133,880,109    $141,022,636
                   Cash........................................................                    1,084,731
                   Interest receivable.........................................                    1,897,039
                   Prepaid expenses............................................                       15,907
                                                                                                          ------------
                                                                                                           144,020,313
                                                                                                          ------------

LIABILITIES:       Due to The Dreyfus Corporation and affiliates...............                       75,740
                   Payable for investment securities purchased.................                    1,890,626
                   Payable for shares of Beneficial Interest redeemed..........                       25,000
                   Accrued expenses............................................                       67,735
                                                                                                          ------------
                                                                                                             2,059,101
                                                                                                          ------------

NET ASSETS.....................................................................                 $141,961,212
                                                                                                          ------------
                                                                                                          ------------

REPRESENTED BY:    Paid-in capital.............................................                 $136,214,249
                   Accumulated net realized gain (loss) on investments.........                   (1,395,564)
                   Accumulated net unrealized appreciation (depreciation)
                     on investments--Note 4....................................                    7,142,527
                                                                                                          ------------

NET ASSETS.....................................................................                 $141,961,212
                                                                                                          ------------
                                                                                                          ------------

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
 authorized)...................................................................                   10,161,927

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                       $14.97
                                                                                                                ------
                                                                                                                ------


                                       See notes to financial statements.

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Operations March 31, 1999

INVESTMENT INCOME

INCOME             Interest Income.............................................                 $6,704,171

EXPENSES:          Management fee--Note 3(a)................................... $   816,446
                   Shareholder servicing costs--Note 3(b)......................     204,889
                   Trustees fees and expenses--Note 3(c).......................      39,791
                   Professional fees...........................................      39,662
                   Prospectus and shareholders reports.........................      21,910
                   Custodian fees..............................................      16,157
                   Registration fees...........................................       9,709
                   Loan commitment fees--Note 2................................         778
                   Miscellaneous...............................................      20,305
                                                                                -----------
                       Total Expenses..........................................   1,169,647
                   Less--reduction in management fee due to
                     undertaking--Note 3(a)....................................     (80,275)
                                                                                -----------

                       Net Expenses............................................                  1,089,372
                                                                                               -----------

INVESTMENT INCOME--NET.........................................................                  5,614,799

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                   Net realized gain (loss) on investments..................... $   429,909
                   Net unrealized appreciation (depreciation) on investments...     471,367
                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                     901,276
                                                                                                -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                 $6,516,075
                                                                                               -----------
                                                                                               -----------


                                       See notes to financial statements.

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                  Year Ended      Year Ended
                                                                                March 31, 1999   March 31, 1998
                                                                                --------------   --------------
OPERATIONS:
   Investment income--net...................................................... $    5,614,799   $    5,637,098
   Net realized gain (loss) on investments.....................................        429,909          182,503
   Net unrealized appreciation (depreciation) on investments...................        471,367        4,944,080
                                                                                --------------   --------------
     Net Increase (Decrease) in Net Assets Resulting from Operations...........      6,516,075       10,763,681
                                                                                --------------   --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net......................................................     (5,614,799)      (5,637,098)
   Net realized gain on investments............................................         (1,930)            ---
                                                                                --------------   --------------
     Total Dividends...........................................................     (5,616,729)      (5,637,098)
                                                                                --------------   --------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold...............................................     30,133,025       24,588,017
   Dividends reinvested........................................................      4,348,768        4,305,013
   Cost of shares redeemed.....................................................    (25,701,924)     (31,201,513)
                                                                                --------------   --------------
     Increase (Decrease) in Net Assets from Beneficial Interest Transactions...      8,779,869       (2,308,483)
                                                                                --------------   --------------
       Total Increase (Decrease) in Net Assets.................................      9,679,215        2,818,100

NET ASSETS:
   Beginning of Period.........................................................    132,281,997      129,463,897
                                                                                --------------   --------------
   End of Period...............................................................   $141,961,212     $132,281,997
                                                                                --------------   --------------
                                                                                --------------   --------------

                                                                                   Shares            Shares
                                                                                --------------   --------------

CAPITAL SHARE TRANSACTIONS:
   Shares sold.................................................................      2,154,340        1,789,158
   Shares issued for dividends reinvested......................................        310,650          313,425
   Shares redeemed.............................................................     (1,839,719)      (2,280,583)
                                                                                --------------   --------------
     Net Increase (Decrease) in Shares Outstanding.............................        625,271         (178,000)
                                                                                --------------   --------------
                                                                                --------------   --------------

                                       See notes to financial statements.

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Funds financial statements.

                                                                                           Year Ended March 31,
                                                                     --------------------------------------------------------------
PER SHARE DATA:                                                       1999          1998          1997          1996          1995
                                                                     ------        ------        ------        ------        ------
   Net asset value, beginning of period...........................   $13.87        $13.33        $13.35        $13.03        $12.98
                                                                     ------        ------        ------        ------        ------
   Investment Operations:
   Investment income--net.........................................      .58           .60           .59           .60           .65
   Net realized and unrealized gain (loss)
     on investments...............................................      .10           .54          (.01)          .31           .05
                                                                     ------        ------        ------        ------        ------
   Total from Investment Operations...............................      .68          1.14           .58           .91           .70
                                                                     ------        ------        ------        ------        ------
   Distributions:
   Dividends from investment income--net..........................     (.58)         (.60)         (.60)         (.59)         (.65)
                                                                     ------        ------        ------        ------        ------
   Net asset value, end of period.................................   $13.97        $13.87        $13.33        $13.35        $13.03
                                                                     ------        ------        ------        ------        ------
                                                                     ------        ------        ------        ------        ------
TOTAL INVESTMENT RETURN...........................................     4.96%         8.65%         4.38%         7.09%         5.60%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets........................      .80%          .78%          .78%          .72%          .34%
   Ratio of net investment income
     to average net assets........................................     4.13%         4.34%         4.42%         4.46%         5.08%
   Decrease reflected in above expense ratios
     due to undertakings by the Manager..........................       .06%          .06%          .06%          .13%          .50%
   Portfolio Turnover Rate.......................................     12.71%         6.90%        29.56%        19.91%        31.66%
   Net Assets, end of period (000s Omitted).....................   $141,961      $132,282      $129,464      $134,110      $131,681

                       See notes to financial statements.

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Connecticut Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Funds investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $13,754 during the period ended March 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund has an unused capital loss carryover of approximately $1,385,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1999. The carryover does not include net realized securities losses from November 1, 1998 through March 31, 1999 which are treated, for Federal income tax purposes, as arising in fiscal 2000. If not applied, the carryover expires in fiscal 2004.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Funds average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1998 through March 31, 1999 to reduce the management fee paid by the Fund, to the extent that the Funds aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the Funds average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $80,275 during the period ended March 31, 1999.

   (b) Under the Funds Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Funds average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1999, the Fund was charged $126,376 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1999, the Fund was charged $55,206 pursuant to the transfer agency agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through use of the Fund Exchange privilege. During the period ended March 31, 1999, redemption fees amounted to $46.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1999 amounted to $27,038,864 and $16,520,994, respectively.

   At March 31, 1999, accumulated net unrealized appreciation on investments was $7,142,527, consisting of $7,224,877 gross unrealized appreciation and $82,350 gross unrealized depreciation.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Connecticut Intermediate Municipal Bond Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Intermediate Municipal Bond Fund at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                             /s/Ernst & Young L.L.P.


New York, New York
April 26, 1999

Dreyfus Connecticut Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 1999 as "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Funds taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

[This Page Intentionally Left Blank]

Dreyfus Connecticut Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.914AR993